Schwab Annuity Portfolios
Schwab VIT Balanced with Growth Portfolio

Portfolio Holdings as of September 30, 2022 (Unaudited)
The following are the portfolio holdings as of the report date, including a summary of the fund’s transactions with its affiliated underlying funds during the period. For more information, please refer to the fund’s semiannual or annual shareholder reports.

SECURITY	VALUE AT 12/31/21	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 9/30/22	BALANCE OF SHARES HELD AT 9/30/22	DISTRIBUTIONS RECEIVED(a)
AFFILIATED UNDERLYING FUNDS 99.6% OF NET ASSETS

U.S. Stocks 32.7%
Large-Cap 26.7%
Schwab U.S. Large-Cap ETF	$49,940,687	$4,019,471	($3,527,067)	$154,225	($12,834,663)	$37,752,653	891,444	$469,221
Small-Cap 6.0%
Schwab U.S. Small-Cap ETF	11,102,413	878,791	(641,250)	(83,297)	(2,843,624)	8,413,033	222,567	77,858
						46,165,686

International Stocks 26.0%
Developed Markets 20.0%
Schwab International Equity ETF	31,394,366	2,198,084	(891,909)	(107,472)	(8,636,689)	23,956,380	851,631	222,762
Schwab International Small-Cap Equity ETF	5,553,873	514,031	—	—	(1,850,292)	4,217,612	151,986	—
						28,173,992
Emerging Markets 6.0%
Schwab Emerging Markets Equity ETF	10,893,792	943,378	(662,923)	(108,910)	(2,569,891)	8,495,446	379,261	28,467
						36,669,438

Real Estate 6.0%
U.S. REITs 6.0%
Schwab U.S. REIT ETF	11,277,189	1,540,124	(1,178,723)	120,984	(3,299,153)	8,460,421	452,671	136,195

Fixed Income 31.4%
Inflation-Protected Bond 1.0%
Schwab U.S. TIPS ETF	1,776,580	—	—	—	(313,282)	1,463,298	28,249	75,015
Intermediate-Term Bond 26.4%
Schwab U.S. Aggregate Bond ETF	47,709,154	2,476,722	(5,403,267)	(701,598)	(6,844,800)	37,236,211	821,810	677,320
Treasury Bond 4.0%
Schwab Short-Term U.S. Treasury ETF	7,156,171	96,829	(1,284,155)	(62,271)	(283,560)	5,623,014	116,515	37,280
						44,322,523

Money Market Funds 3.5%
Schwab Variable Share Price Money Fund, Ultra Shares, 3.01% (b)	4,911,439	29,232	—	—	7	4,940,678	4,939,196	35,760
Total Affiliated Underlying Funds (Cost $126,059,973)	$181,715,664	$12,696,662	($13,589,294)	($788,339)	($39,475,947)	$140,558,746		$1,759,878
Total Investments in Securities (Cost $126,059,973)						$140,558,746

Schwab VIT Balanced with Growth Portfolio

Portfolio Holdings (Unaudited) continued

(a)	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
(b)	The rate shown is the 7-day yield.
ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust
TIPS —	Treasury Inflation Protected Securities
At September 30, 2022, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab VIT Balanced with Growth Portfolio
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
•  Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes.
•   Mutual funds: Mutual funds are valued at their respective net asset values (NAVs).
•  Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds and ETFs. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•  Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG68013SEP22
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